Exhibit 10.8

SUPPLEMENTAL AGREEMENT

SUPPLEMENTAL AGREEMENT, dated as of February 6, 2014, made by HD SUPPLY HOLDINGS, LLC, a Florida limited liability company and HD SUPPLY FACILITIES MAINTENANCE, LTD., a Florida limited partnership (each, an “Additional Pledgor”), in favor of BANK OF AMERICA, N.A., as collateral agent and administrative agent (in such capacity, the “Collateral Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Term Loan Credit Agreement referred to below and the other Secured Parties (as defined below).  All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement referred to below, or if not defined therein, in the Term Loan Credit Agreement.

W I T N E S S E T H :

WHEREAS, HD Supply, Inc., a Delaware corporation (the “Borrower”), Bank of America, N.A., as administrative agent and collateral agent, the Lenders and certain other persons are parties to a Credit Agreement, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “Term Loan Credit Agreement”);

WHEREAS, in connection with the Term Loan Credit Agreement, the Borrower and certain of its Subsidiaries are, or are to become, parties to the Guarantee and Collateral Agreement, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “Term Loan Guarantee and Collateral Agreement”), in favor of the Collateral Agent, for the benefit of the Secured Parties (as defined in the Term Loan Guarantee and Collateral Agreement);

WHEREAS, the Term Loan Credit Agreement requires each Additional Pledgor to become a Pledgor under the Term Loan Guarantee and Collateral Agreement with respect to Capital Stock of certain new Subsidiaries of the Borrower; and

WHEREAS, each Additional Pledgor has agreed to execute and deliver this Supplemental Agreement in order to become such a Pledgor under the Term Loan Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.             Term Loan Guarantee and Collateral Agreement.  By executing and delivering this Supplemental Agreement, each Additional Pledgor, as provided in subsection 9.15 of the Term Loan Guarantee and Collateral Agreement, hereby becomes a Pledgor under the Term Loan Guarantee and Collateral Agreement with respect to the shares of Capital Stock of the Subsidiary of the Borrower listed in Annex 1-A hereto, as a Grantor thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule 2 to the Term Loan Guarantee and Collateral Agreement, and such Schedule 2 is hereby amended and modified to include such information.

2.             GOVERNING LAW.  THIS SUPPLEMENTAL AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

IN WITNESS WHEREOF, the undersigned has caused this Supplemental Agreement to be duly executed and delivered as of the date first above written.

HD SUPPLY HOLDINGS, LLC

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY FACILITIES MAINTENANCE, LTD.
By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

[Signature Page to Supplemental Agreement (Term Loan)]

Acknowledged and Agreed to as
of the date hereof by:

BANK OF AMERICA, N.A.,
as Collateral Agent and Administrative Agent

By:	/s/ Darleen R Parmelee
Name: Darleen R Parmelee
Title: Vice President

[Signature Page to Supplemental Agreement (Term Loan)]

Annex 1-A to
Supplemental Agreement

Supplement to
Term Loan Guarantee and Collateral Agreement
Schedule 2

Pledged Stock

Pledgor	Issuer	Class of Stock or Interests	Par Value	Certificate No(s).	Number of Shares or Interests Pledged	% of All Issued Capital or Other Equity Interests of Issuer Pledged
HD Supply Holdings, LLC	Creative Touch Interiors, Inc.	Common (voting shares)	No par	23	1000	100%
HD Supply Facilities Maintenance, Ltd.	HD Supply FM Services, LLC	Units of membership interests	No par	N/A	100	100%

1-A-1